UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2016

Broadcom Limited

Broadcom Cayman L.P.

(Exact name of registrant as specified in its charter)

Singapore Cayman Islands	001-37690 333-205938-01	98-1254807 98-1254815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Broadcom Limited

1 Yishun Avenue 7

Singapore 768923

Broadcom Cayman L.P.

c/o Broadcom Limited

1 Yishun Avenue 7

Singapore 768923

(Address of principal executive offices)

N/A

(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On November 2, 2016, Broadcom Limited, a limited company organized under the laws of the Republic of Singapore (“Broadcom”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Broadcom, Broadcom Corporation, a California corporation and an indirect subsidiary of Broadcom (“Parent”), Brocade Communications Systems, Inc., a Delaware corporation (“Brocade”), and Bobcat Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Brocade (the “Merger”), with Brocade as the surviving corporation. As a result of the Merger, Brocade will become an indirect subsidiary of Broadcom.

Under the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Brocade common stock (other than shares (i) owned directly by Broadcom, Parent, Merger Sub or any other direct or indirect subsidiary of Broadcom, (ii) held in treasury of Brocade or by a subsidiary of Brocade and (iii) held by Brocade stockholders who perfect their appraisal rights with respect to the Merger) will be converted into the right to receive $12.75 in cash, without interest.

Under the Merger Agreement, Broadcom will assume certain vested (to the extent not in-the-money) and all unvested Brocade stock options, restricted stock units and performance stock units held by continuing employees and service providers. All vested in-the-money Brocade stock options, after giving effect to any acceleration, and all other restricted stock units and performance stock units will be cashed out at the effective time of the Merger.

Brocade has made customary representations, warranties and covenants in the Merger Agreement, including, without limitation, covenants not to solicit alternative transactions or, subject to certain exceptions, not to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction. Each of Broadcom, Parent and Merger Sub (collectively, the “Broadcom Parties”) also has made customary representations, warranties and covenants in the Merger Agreement.

Consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions, including adoption of the Merger Agreement by Brocade stockholders, the expiration or termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of regulatory clearance under certain other laws.

Consummation of the Merger is also subject to other customary closing conditions, including (i) the absence of any injunction, order or law prohibiting or preventing the consummation of the Merger or any law making the consummation of the Merger illegal, (ii) there being no event that has or would reasonably be expected to have a material adverse effect on Brocade and its subsidiaries that is continuing, (iii) subject to certain exceptions, the accuracy of the Broadcom Parties’ and Brocade’s respective representations and warranties in the Merger Agreement, (iv) performance by the Broadcom Parties and Brocade of their respective obligations under the Merger Agreement and (v) the absence of certain pending governmental litigation with respect to the transactions contemplated by the Merger Agreement.

Under the Merger Agreement, Brocade has agreed to cooperate with Broadcom to facilitate the sale, disposition or other transfer of its IP Networking business, including its recently acquired Ruckus Wireless business. The consummation of the Merger is not conditioned on the divestiture of Brocade’s IP Networking business.

The Merger Agreement contains certain termination rights for Parent and Brocade, and further provides that, upon termination of the Merger Agreement under certain specified circumstances, Brocade will be obligated to pay Parent a termination fee of $195 million.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the full text of which will be filed as an amendment to this Current Report on Form 8-K. The Merger Agreement and this summary are not intended to modify or supplement any factual disclosures about Broadcom or Brocade or their respective subsidiaries, affiliates, businesses or equityholders, and should not be relied upon as disclosure about Broadcom or Brocade without consideration of the periodic and current reports and statements that Broadcom or Brocade file with the United States Securities and Exchange Commission (“SEC”). The terms and conditions of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.

Item 7.01 Regulation FD Disclosure.

On November 2, 2016, Broadcom issued a press release updating certain financial guidance information. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference into this Item 7.01.

On November 2, 2016, Broadcom and Brocade issued a joint press release relating to the execution of the Merger Agreement. The full text of the press release is attached as Exhibit 99.2 to this report and is hereby incorporated by reference into this Item 7.01.

On November 2, 2016, Broadcom provided an investor presentation to be used in connection with a conference call with analysts and investors to discuss the acquisition transaction contemplated by the Merger Agreement. The full text of the investor presentation is attached as Exhibit 99.3 to this report and is hereby incorporated by reference into this Item 7.01.

The information in this Item 7.01, including the Exhibits referred to herein, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom and its proposed acquisition (the “Acquisition”) of Brocade and related matters. These statements include, but are not limited to, statements that address Broadcom’s expected future business and financial performance and statements about (i) the timing, completion and expected benefits of the Acquisition, (ii) plans, objectives and intentions with respect to future operations and products, (iii) competitive position and opportunities, (iv) the impact of the Acquisition on the market for Broadcom products, (v) other information relating to the Acquisition and (vi) other statements identified by words such as “will”, “expect”, “intends”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom and Brocade, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the companies’ and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include any risks associated with the Acquisition such as: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the stockholders of Brocade for the transaction or required regulatory approvals are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the transaction disrupts the current plans and operations of Brocade and Broadcom; (5) the ability of Brocade and Broadcom to retain and hire key personnel; (6) competitive responses to the transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the ability to divest Brocade’s IP Networking business; (10) Broadcom’s ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating Brocade into Broadcom’s existing businesses and the indebtedness planned to be incurred in connection with the transaction; and (11) legislative, regulatory and economic developments.

The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction Broadcom’s and Brocade’s filings with the SEC, which you may obtain for free at the SEC’s website at http://www.sec.gov, and which discuss additional important risk factors that may affect their respective businesses, results of operations and financial conditions. Broadcom and Brocade undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated November 2, 2016, by and among Brocade Communications Systems, Inc., Broadcom Limited, Broadcom Corporation and Bobcat Merger Sub, Inc.

99.1	Press release of Broadcom Limited, dated November 2, 2016

99.2	Joint press release of Broadcom Limited and Brocade Communications Systems, Inc., dated November 2, 2016

99.3	Investor Presentation of Broadcom Limited, dated November 2, 2016

+	To be filed by Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 2, 2016

Broadcom Limited

By:	/s/ Thomas H. Krause
Name:	Thomas H. Krause
Title:	Chief Financial Officer

Broadcom Cayman L.P., by its general partner Broadcom Limited

By:	/s/ Thomas H. Krause
Name:	Thomas H. Krause
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated November 2, 2016, by and among Brocade Communications Systems, Inc., Broadcom Limited, Broadcom Corporation and Bobcat Merger Sub, Inc.

99.1	Press release of Broadcom Limited, dated November 2, 2016

99.2	Joint press release of Broadcom Limited and Brocade Communications Systems, Inc., dated November 2, 2016

99.3	Investor Presentation of Broadcom Limited, dated November 2, 2016

+	To be filed by amendment